UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2009

TM ENTERTAINMENT AND MEDIA, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-33746	20-8951489
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

307 East 87th Street, New York, NY	10128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 289-6942

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

     On March 31, 2009, the Company. issued a press release announcing that it has reached a settlement agreement with Opportunity Partners L.P., also known as Bulldog Investors (“Bulldog”), regarding Bulldog’s consent solicitation and proposed proxy solicitation. In addition, the Company announced the postponement of its previously scheduled Annual Meeting of Stockholders. A copy of the press release announcing the agreement with Bulldog and the postponement of the Annual Meeting of Stockholders is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2009	TM Entertainment and Media, Inc.

	By:	/s/Theodore S. Green

Name: Theodore S. Green
Chairman, Co-Chief Executive Officer Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release

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